Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.0987%



        Excess Protection Level
          3 Month Average  6.51%
          May, 1999  7.64%
          April, 1999  5.14%
          March, 1999  6.75%


        Cash Yield                                  19.45%


        Investor Charge Offs                        4.88%


        Base Rate                                   6.93%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $2,922,256,702.87